UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Cyanotech Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CYANOTECH CORPORATION
73-4460 Queen Kaahumanu Hwy., Suite 102
Kailua Kona, HI 96740
(808) 326-1353

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held Wednesday, September 9, 2009 at 3:00 P.M. Hawaii Standard Time

To Our Stockholders:

You are cordially invited to attend the 2009 Annual Meeting of Stockholders (the “Annual Meeting”) of Cyanotech Corporation, a Nevada corporation (“Cyanotech” or the “Company”) to be held on Wednesday, September 9, 2009 at 3.00 P.M., Hawaii Standard Time, at the Sheraton Keauhou Bay Resort & Spa, 78-128 Ehukai Street, Kailua-Kona, Hawaii, USA, 96740, or at any adjournment or postponement thereof, for the following purposes:

1.                 To elect six directors from among the nominees named in the Proxy Statement;

2.                 To ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2010; and

3.                 To transact other business as may properly come before the meeting or any adjournment thereof.

These matters are more fully described in the Proxy Statement accompanying this Notice.

In addition to the formal items of business, Cyanotech will review the major developments of fiscal year 2009 and answer appropriate questions that you may have about Cyanotech and its activities.

The Board of Directors has fixed the close of business on July 13, 2009 as the record date (the “Record Date”) for Stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. The stock transfer books will not be closed between the Record Date and Annual Meeting. Only stockholders of record at the Record Date are entitled to notice of and to vote at the Annual Meeting; however, all stockholders are cordially invited to attend the meeting.

Your vote is important, whether or not you plan to attend the meeting.  Please vote your shares.  This year you may submit your proxy:  (i) by mail (after completing, signing and dating); (ii) by telephone; or (iii) by internet.  If you do attend the meeting, you may vote at that time, which will revoke any prior vote.  Further instructions are included in the Proxy Statement under “Voting Rights and Solicitation.” Thank you for your ongoing support and continued interest in Cyanotech. We look forward to seeing you at the meeting.

By Order of the Board of Directors

/s/ Deanna L. Spooner
Secretary
Kailua-Kona, Hawaii
July 29, 2009

IMPORTANT NOTICE

REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE 2009 ANNUAL STOCKHOLDER MEETING

This Notice and the accompanying Proxy Statement, 2009 Annual Report and Form of Proxy are available over the internet at www.envisionreports.com/CYAN.

Stockholders Should Read the Entire Proxy Statement Carefully Prior to Completing and Submitting Their Proxies by Internet, Mail or Telephone

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS OF CYANOTECH CORPORATION
To Be Held Wednesday, September 9, 2009

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of CYANOTECH CORPORATION (the “Company” or “Cyanotech”) of proxies to be voted at the 2009 Annual Meeting of Stockholders (the “Annual Meeting”) which will be held on Wednesday, September 9, 2009 at 3:00 P.M., Hawaii Standard Time, at the Sheraton Keauhou Bay Resort & Spa, 78-128 Ehukai Street, Kailua-Kona, Hawaii, USA, 96740, or at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. On July 29, 2009, the Company distributed to stockholders of record a Meeting Notice Regarding the Availability of Proxy Materials for this meeting containing instructions on how to access via the internet (www.envisionreports.com/CYAN) this Proxy Statement, the Notice of Annual Meeting, the form of proxy and our Annual Report on Form 10-K for the fiscal year ended March 31, 2009, and our undertaking to also mail a full set of such proxy materials to any stockholders who request paper copies at no cost to them.

The Company’s principal executive offices are located at 73-4460 Queen Kaahumanu Highway, Suite 102, Kailua Kona, HI 96740.

VOTING RIGHTS AND SOLICITATION

The enclosed proxy is being solicited on behalf of the Board of Directors of Cyanotech for use at the Annual Meeting.

The close of business on July 13, 2009 is the record date for stockholders entitled to notice of and to vote at the Annual Meeting. All holders of the Company’s Common Stock outstanding on the record date are entitled to vote at the Annual Meeting. Each stockholder has one vote for each share so held. At July 13, 2009, 5,245,770 shares of Common Stock, $.02 par value per share, were issued and outstanding.

The presence in person or by proxy of the holders of record of a majority of the voting power of the outstanding shares entitled to vote constitutes a quorum. Directors are elected by a plurality of votes cast. For approval of all other matters to be voted on, when a quorum is present a matter is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action. Abstentions are counted only for purposes of determining whether a quorum is present. On all proposals a broker who holds shares in the name of a stockholder is entitled to vote such shares even if the broker receives no instructions from the stockholder. Broker non-votes are not treated as votes cast, but are counted in determining the existence of a quorum.

Shares represented by proxies in the accompanying form which are properly executed and returned to Cyanotech by internet, by mail or by telephone will be voted at the Annual Meeting in accordance with the stockholder’s instructions contained on the proxy or herein. To submit your proxy by mail, mark your votes on the enclosed form of proxy, then follow the directions on the form of proxy. To submit your proxy using the internet or by telephone, see the instructions on the proxy form and have the proxy form available when you access the internet website or place your telephone call. In the absence of contrary voting instructions properly submitted, all shares represented by properly submitted proxies which have not been revoked will be voted:

a)                               FOR the election of each of the directors as described herein under “Proposal One—Election of Directors”; and

b)                              FOR ratification of the selection of the independent registered public accounting firm as described herein under “Proposal Two—“Ratification of Selection of Independent Registered Public Accounting Firm.”

Management does not know of any other matters to be presented at this Annual Meeting other than those set forth in this Proxy Statement and in the Notice accompanying this Proxy Statement. If other matters should properly come before the meeting, the proxy holders will vote on such matters in accordance with their best judgment.

The entire cost of soliciting the proxies will be borne by Cyanotech. Proxies will be solicited principally through the use of the mails, but, if deemed desirable, may be solicited personally or by telephone, e-mail, facsimile or letters from officers and regular Cyanotech employees who will receive no additional compensation. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the Company’s Common Stock, and such persons may be reimbursed for their expenses.

REVOCABILITY OF PROXIES

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is exercised at the stockholder meeting. It may be revoked by filing with the Secretary of the Company at the Company’s principal executive office, 73-4460 Queen Kaahumanu Highway, Suite 102, Kailua-Kona, HI 96740, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting, notifying the Secretary of the Meeting of the revocation of the prior proxy, and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

IMPORTANT NOTICE

Regarding Availability of Proxy Materials

for the Annual Meeting to Be Held on September 9, 2009

As permitted by the Securities and Exchange Commission, the Company is making available its Notice of Annual Meeting, Proxy Statement and Annual Report for fiscal year ended March 31, 2009 at www.envisionreports.com/CYAN. If you received the Company’s notice containing instructions on how to access these materials via the internet, you will not receive a printed copy of the proxy materials unless you follow the instructions contained in the notice which directs stockholders to that website, or to telephone toll-free 1-866-641-4276 or to email a request to investorvote@computershare.com.

Stockholders of Record.  If your shares are registered in your own name, to enroll in the electronic delivery service of future proxy materials via e-mail or the internet, with the control number on your proxy card go directly to the following website at www.envisionreports.com/CYAN and follow the instructions therein.

Beneficial Stockholders.  If your shares are not registered in your name, to enroll in the electronic delivery service, check the information provided to you by your bank or broker or contact your bank or broker for information on electronic delivery service.

Delivery of One Proxy Statement and Annual Report

to a Single Household to Reduce Duplicate Mailings

Each year in connection with the Annual Meeting of Stockholders, the Company is required to furnish to each stockholder of record a proxy statement and annual report and to arrange for a proxy statement, annual report and, if applicable, notice of internet availability of proxy materials to be furnished to each beneficial stockholder whose shares are held by or in the name of a broker, bank, trust or other nominee.  Because many stockholders hold shares of the Cyanotech Common Stock in multiple accounts, this process may result in duplicate mailings of proxy materials to stockholders who share the same address.  Stockholders can avoid receiving duplicate mailings and save the Company the cost of producing and mailing duplicate documents as follows:

Stockholders of Record.  If your shares are registered in your own name and you are interested in consenting to the delivery of a single copy of proxy materials (other than proxy cards), go directly to the following website at www.envisionreports.com/CYAN and follow the instructions therein.

Beneficial Stockholders.  If your shares are not registered in your own name, your broker, bank, trust or other nominee that holds your shares may have asked you to consent to the delivery of a single copy of proxy materials (other than proxy cards) if there are other stockholders who share an address with you.  If you currently receive more than one copy of proxy materials at your household and would like to receive only one copy in the future, you should contact your nominee.

Right to Request Separate Copies.  If you consent to the delivery of a single copy of proxy materials but later decide that you would prefer to receive a separate copy of proxy material for each account at your address, then please notify the Company or your nominee, as applicable, and the Company or your nominee will promptly deliver such additional proxy materials.  If you wish to receive a separate copy of the proxy materials for each account at your address in the future, you may call toll-free 1-866-641-4276 or email to investorvote@computershare.com.

*****

PROPOSAL ONE:
Election of Directors

Board Nominees

A board of six directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the election of the six Board nominees named below, all six of whom are presently directors of the Company. Each nominee has consented to be named a nominee in this Proxy Statement and to continue to serve as a director if elected. If any nominee becomes unable or declines to serve as a director or if additional persons are nominated at the meeting, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many nominees listed below as possible (or, if new nominees have been designated by the Board of Directors, in such a manner as to elect such nominees) and the specific nominees to be voted for will be determined by the proxy holders. The Company is not aware of any reason that any nominee will be unable or will decline to serve as a director. Each director elected at this Annual Meeting will serve until the next Annual Meeting or until such director’s successor has been elected and qualified. Voting for the election of directors is non-cumulative. It is the Company’s policy that all Board members attend each annual meeting of stockholders; last year all Board members attended the annual meeting of stockholders.

The following table sets forth certain information regarding the members of the Board of Directors, all of whom were elected at the last annual meeting of stockholders.

Name	Principal Occupation	Director Since	Age
Gerald R. Cysewski, Ph.D.	Executive Vice President and Chief Scientific Officer, Cyanotech Corporation	1983	60

Michael A. Davis	Private Investor, Tiburon, CA	2003	57

Andrew H. Jacobson	President and Chief Executive Officer, Cyanotech Corporation	2008	48

Gregg W. Robertson	President and Chief Executive Officer of Robertson & Company (Financial services consultancy), Honolulu, HI	2004	75

David I. Rosenthal	Chief Financial Officer, Hickory Farms, Inc., Maumee, OH	2000	54

John T. Waldron	Chief Executive Officer, Stratmark Services, Deerfield, IL	1998	57

Additional information on each director’s background, place of residence, principal occupations and employment follows:

Gerald R. Cysewski, Ph. D.—Kailua-Kona, Hawaii:  Dr. Cysewski, Executive Vice President and Chief Scientific Officer, co-founded the Company in 1983 and has served as a director of the Company since that time. From 1990 to May 16, 2008, Dr. Cysewski served as President and Chief Executive Officer, as well as, Chairman of the Board. Prior to 1990 Dr. Cysewski served in various other capacities for the Company including Vice Chairman and Scientific Director. From 1980 to 1982, Dr. Cysewski was Group Leader of Microalgae Research and Development at Battelle Northwest, a major contract research and development firm. From 1976 to 1980, Dr. Cysewski was an assistant professor in the Department of Chemical and Nuclear Engineering at the University of California, Santa Barbara, where he received a two-year grant from the National Science Foundation to develop a culture system for blue-green algae. Dr. Cysewski received his doctorate in Chemical Engineering from the University of California at Berkeley.

Michael A. Davis—Tiburon, California:  Mr. Davis was appointed to the Board of Directors of the Company in March 2003 subsequent to his acquisition of $1,250,000 of subordinated convertible debentures of the Company in September 2002. Mr. Davis is a Principal at Ebb and Flow Ventures, a private equity firm; President of Skywords Family Foundation and a Director of Canobie Films, Inc. Mr. Davis attended Harvard University.

Andrew H. Jacobson—Thousand Oaks, California:  Mr. Jacobson joined the Company as a Director, as well as President and Chief Executive Officer, in May 2008. Mr. Jacobson has more than 23 years of experience in the natural products industry. He was President of the Personal Care Division of Hain Celestial Group, Inc. from June of 2004 through June of 2007. The Division produced in excess of 10% of Hain’s annual net sales in 2007. Hain, headquartered in Melville, New York, is a leading natural and organic food and personal care products company with annual net sales in excess of $900 million. Previously at Hain, he was President of its Natural Products Group. Mr. Jacobson joined Hain in 1997 through its acquisition of Westbrae Natural Foods where he had been President.

Gregg W. Robertson—Honolulu, Hawaii:  Mr. Robertson was appointed to the Board of Directors of the Company in August 2004. Mr. Robertson is the President and Chief Executive Officer of Robertson & Company, a privately-owned investment banking firm which was established in 1986 and is currently based in Honolulu. Prior to establishing this firm, Mr. Robertson was the President and Chief Executive Officer of Dillingham Industries, Inc., a subsidiary of Dillingham Corporation. Previously Mr. Robertson held the positions of Executive Vice President and Chief Financial Officer of Dillingham Corporation. Mr. Robertson holds a B.S. degree in Economics from Fairleigh Dickenson University, Teaneck, N.J.

David I. Rosenthal—Denver, Colorado:  Mr. Rosenthal was appointed to the Board of Directors of the Company in November 2000. Mr. Rosenthal is currently the Chief Financial Officer at Hickory Farms, Inc., a provider of food and gift products. Hickory Farms, Inc. is a private company located in Maumee, Ohio. Previously, he was the Chief Financial Officer of Sanz, Inc, a public-traded company located in Englewood, Colorado that was a value-added reseller for data storage solutions. From 2003 to May of 2006 he was the Executive Vice President and Chief Financial Officer for SpectraLink Corporation, a publicly-traded company located in Boulder Colorado that designed, manufactured and marketed wireless phones for the workplace. Mr. Rosenthal was Executive Vice President and Chief Financial Officer of StarTek, Inc., a provider of customized outsourcing services from 2000 to 2003. Mr. Rosenthal was acting Chief Financial Officer at Celestial Seasoning, Inc. until its merger with the Hain Food Group in 2000 and the Chief Financial Officer of Hauser, Inc., a manufacturer of natural extracts products, from 1994 to 1999. Mr. Rosenthal holds a B.S. degree in Accounting from the University of California at Berkeley and a M.B.A degree from California State University, Hayward. Mr. Rosenthal is also a Certified Public Accountant.

John T. Waldron—Deerfield, Illinois:  Mr. Waldron was appointed to the Board of Directors of the Company in July 1998. Mr. Waldron is CEO of Stratmark Services in Deerfield, Illinois and Adjunct Professor of Marketing at the Lake Forest Graduate School of Management in Lake Forest, Illinois. From 1986 to 1999, Mr. Waldron was Vice President-Sales and Marketing, Senior Vice President-Sales and Marketing, and Executive Vice President for Takeda U.S.A. Inc., a bulk vitamin and fine chemical products manufacturer. Mr. Waldron was also a Director of Takeda U.S.A. from 1993 to 1999, and served as a member of its Executive Committee and Compensation Committee. Mr. Waldron holds a Master of Management degree from Northwestern University’s J. L. Kellogg Graduate School of Management.

The Board has determined that all nominees, except Mr. Jacobson and Dr. Cysewski, are independent directors as defined in Nasdaq Rule 5605(a)(2).

Required Vote

A plurality of the shares of the Common Stock cast at a meeting at which a quorum is present, is required for the election of directors.

The Board of Directors unanimously recommends that the stockholders vote FOR all of the above named director nominees. The enclosed Proxy will be voted for each nominee unless a contrary specification is made.

BOARD MEETINGS AND COMMITTEES

Board Meetings

During fiscal year 2009 the Board met nine (9) times. Each of our Directors attended 85 percent or more of the meetings of the Board and of Board Committees on which he served.

Director Nomination Process

Director Qualifications.   The Nominating and Corporate Governance Committee has established guidelines for considering nominations to the Company’s Board of Directors. These include: (a) personal characteristics, including such matters as integrity, education, diversity of background and experience, absence of potential conflicts of interest with the Company or its operations, and the availability and willingness to devote sufficient time to the duties of a director of the Company; (b) experience in corporate management, such as serving as an officer or former officer of a publicly held company; (c) experience in the Company’s industry and with relevant social policy concerns; (d) experience as a board member of another company; (e) academic expertise in an area of the Company’s operations; and (f) practical and mature business judgment. The criteria are not exhaustive and the Nominating and Corporate Governance Committee and the Board of Directors may consider other qualifications and attributes which the members believe are appropriate in evaluating the ability of an individual to serve as a member of the Board of Directors. Other considerations are set forth in the Company’s Bylaws.  The Nominating and Corporate Governance Committee’s goal is to assemble a Board of Directors that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience. In doing so the Committee also considers candidates with appropriate non-business backgrounds.

Identification and Evaluation of Nominees for Directors.   The Board of Directors believes that, based on the Nominating and Corporate Governance Committee’s knowledge of the Company’s corporate governance principles and the needs and qualifications of the Board at any given time, the Nominating and Corporate Governance Committee is best equipped to select nominees that will result in a well-qualified and well-rounded board of directors. It is the general policy of the Nominating and Corporate Governance Committee not to accept unsolicited nominations from stockholders.  The Company’s Bylaws contain procedures for stockholder nominations which are discussed in greater detail under “STOCKHOLDER PROPOSALS AND NOMINATIONS” on page 22. In making its nominations, the Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue their service. Current members with qualifications and skills that are consistent with the committee’s criteria for Board service are re-nominated. As to new candidates, the committee will generally poll the Board members and members of management for recommendations. The committee may also review the composition and qualification of the boards of directors of the Company’s competitors, and may seek input from industry experts or analysts. The committee reviews the qualifications, experience and background of the candidates. Final candidates are interviewed by the independent directors and executive management. In making its determinations, the committee evaluates each individual in the context of the Board as whole, with the objective of assembling a group that can best represent stockholder interests through the exercise of sound judgment. After review of all pertinent data, and due deliberation by the committee, this slate of nominees is recommended to the Board of Directors and the stockholders for election. Historically, the Board of Directors has not relied on third-party search firms to identify director nominees. The committee may in the future choose to engage third-party search firms in situations where particular qualifications are required or where existing contacts are not sufficient to identify an appropriate candidate.

Each of the nominees for election at this annual meeting was unanimously recommended by the Nominating and Corporate Governance Committee for election.

Independent Directors

The Board has determined that each of the nominees for director, other than Mr. Jacobson and Dr. Cysewski, has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) and is “independent” under Nasdaq Rule 5605(a)(2). In making its determination, the Board considered transactions and relationships between each director (and any member of his immediate family) and the Company and its subsidiaries and relationships between the directors or their affiliates and members of the Company’s senior management personnel and their affiliates.

The Independent Directors meet in executive session without the Chief Executive Officer or any other member of management attending, at least twice annually in accordance with Nasdaq Corporate Governance Rules. In fiscal year 2009 there were five (5) such sessions. Gregg W. Robertson acted as the Lead Independent Director for such meetings and was responsible for the issues discussed. Any Independent Director may request an executive session of Independent Directors to discuss any matter of concern.

Stockholder Communication with Directors

Stockholders may, at any time, communicate in writing with any particular director, or the non-management directors as a group, by sending such written communication to Cyanotech Corporation—Non-Management Directors, 73-4460 Queen Kaahumanu Highway, #102, Kailua Kona, Hawaii, 96740, or by e-mail to board@cyanotech.com. All written communications received will be directed to the relevant director or the non-management directors as a group.

Code of Conduct and Ethics

The Company has established a Code of Conduct and Ethics that applies to its officers, directors and employees. The Code of Conduct and Ethics is posted on the Company’s web-site www.cyanotech.com. The Code of Conduct and Ethics contains general guidelines for conducting the business of the Company consistent with the highest standards of business ethics, and is intended to qualify as a “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder and as a “code of conduct” within the meaning of the Nasdaq listing standards.

Corporate Governance Documents

The Nominating and Governance Committee Charter and the Code of Conduct and Ethics, are available on the Company’s website at www.cyanotech.com. The information contained on the website is not hereby incorporated by reference in, or considered part of, this Proxy Statement, unless specifically incorporated. The Company will provide copies of any of these documents, free of charge, to any stockholder upon written request to the Chief Financial Officer, c/o Cyanotech Corporation, 73-4460 Queen Kaahumanu Highway, #102, Kailua Kona, Hawaii, 96740.

Board Committees

The Board of Directors of the Company has an Audit Committee, Nominating and Governance Committee, and a Compensation and Stock Option Committee.

The Audit Committee operates and acts under a written charter, which was revised and approved by the Cyanotech Board of Directors in June 2004. A copy of the Charter and Powers of the Audit Committee was filed as an exhibit to the 2004 Notice of Annual Meeting and Proxy Statement and is hereby incorporated by reference. This document can also be found on the Company’s website at www.cyanotech.com. The Committee provides independent and objective oversight of (1) the Company’s financial reporting processes, (2) the Company’s audits of the financial statements, including appointment, compensation and oversight of the Company’s independent registered public accounting firm, (3) the Company’s internal controls, and (4) risk assessment and risk management policies set by management. The Committee also oversees and monitors the independence, performance and qualifications of the Company’s independent registered public accounting firm. The Audit Committee also reviews and approves related party transactions and reviews and resolves complaints from any employee regarding accounting, internal controls or auditing matters. All members of the Audit Committee are “independent” directors as defined in Nasdaq Rules 5605(a)(2) and 5605-3(2)(A). The Board of Directors has identified David I. Rosenthal as a “financial expert” as defined in Rule 10A(m) of the Securities Exchange Act of 1934. The Audit Committee, comprised of independent directors David I. Rosenthal (chair), Gregg W. Robertson, and John T. Waldron, held four (4) regularly scheduled meetings during fiscal year 2009.

The Nominating and Corporate Governance Committee operates and acts under a written charter, which was adopted and approved by the Cyanotech Board of Directors in June 2004. A copy of the Nominating and Corporate Governance Committee Charter was filed as an exhibit to the 2004 Notice of Annual Meeting and Proxy Statement and is hereby incorporated by reference. The Nominating and Corporate Governance Committee’s functions include (1) reviewing the background and qualifications of potential nominees for the Cyanotech Board of Directors presented by stockholders, directors and management, (2) recommending to the Board a slate of nominees to be submitted to the stockholders for election at the next Annual Meeting of Stockholders, (3) advising the Board with respect to matters of Board composition and procedures, and (4) overseeing the annual evaluation of the Board. Among the qualifications considered in the selection of candidates are knowledge, experience, skills, expertise, diversity, personal and professional integrity, character, business judgment, time availability, dedication and absence of conflicts of interest see caption “Director Nomination Process” above. All members of the Nominating and Corporate Governance Committee are “independent” directors under Nasdaq Rule 5605(a)(2). The Nominating and Corporate Governance Committee, comprised of independent directors John T. Waldron (Chair), Michael A. Davis and David I. Rosenthal, held one (1) regularly scheduled meeting during fiscal year 2009.

The Compensation and Stock Option Committee operates and acts under a written charter, which was adopted and approved by the Cyanotech Board of Directors and which is also available on the Company’s website at www.cyanotech.com. The Compensation and Stock Option Committee reviews and makes recommendations to the Board concerning the Company’s executive compensation policy, bonus plans and incentive option plans, and approves the grants of stock options to officers, employees and consultants. At least once a year, the Compensation and Stock Option Committee meets in executive session with the other independent directors of the Board to evaluate the Chief Executive Officer’s (“CEO”) performance. All members of the Compensation and Stock Option Committee are “independent” directors as defined under Nasdaq Rule 5605(a)(2). The Compensation and Stock Option Committee, comprised of independent directors John T. Waldron (chair) and Gregg Robertson, held three (3) regularly scheduled meetings during fiscal year 2009.

DIRECTOR COMPENSATION

At the 2004 Annual Meeting of Stockholders, the stockholders of the Company approved the 2004 Independent Director Stock Option and Stock Grant Plan (the “2004 Plan”). Under the 2004 Plan each Independent Director receives on first election, pursuant to the 2004 Plan, a 10-year option to purchase 1,000 shares of the Company’s Common Stock, and thereafter a grant of 875 shares of Common Stock each year that the Independent director is elected to the board. Such grants and options are non-transferable and non-exercisable for six months following the date of grant.  Under the 2004 Plan 75,000 shares (adjusted for a 2006 reverse stock split) were reserved for issuance or option grant through the date of the 2014 annual stockholders’ meeting.

In addition, each Independent Director receives an annual fee of $1,000 for participation on the Board and $1,000 per Board meeting attended in person, and is also reimbursed for out-of-pocket costs incurred in connection with attendance at such meetings. Each Independent Director receives $150 for participation in telephonic meetings. An Independent Director who serves as a member of any Board committee receives an annual fee of $500 and an Independent Director who serves as chairperson of a Board committee is entitled to additional compensation as follows:  1) Audit Committee Chairperson—$1,500; 2) Compensation and Stock Option Committee Chairperson—$800; and 3) Nominating and Corporate Governance Committee—$800. The Independent Director serving as Chairman of the Board receives additional compensation of $5,000 per annum.

*****

PROPOSAL TWO:

Ratification of Selection of Independent Registered Public Accounting Firm

The firm of Grant Thornton LLP has served as the Company’s independent registered public accounting firm for the past year.  The Audit Committee has selected, and the Board of Directors has approved, the firm to continue in this capacity for the current fiscal year ending March 31, 2010. A representative of Grant Thornton LLP is expected to attend the annual meeting with the opportunity to make a statement and to respond to appropriate questions from stockholders present at the meeting. Although it is not required to do so, the Company wishes to provide stockholders with the opportunity to indicate their approval of the selection of the independent registered public accounting firm and accordingly is submitting a proposal to ratify the selection of Grant Thornton LLP.

On July 10, 2008, KPMG LLP (“KPMG”) was notified on behalf of the Audit Committee and the Board of Directors of Cyanotech Corporation (the “Company”) that KPMG was dismissed as the Company’s principal auditor (independent registered public accounting firm). The termination was approved by the Company’s Audit Committee.

The audit reports of KPMG on the consolidated financial statements of the Company as of and for the year ended March 31, 2008 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years ended March 31, 2009 and 2008, the Company did not have any disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreements in connection with its report. Also during this period, there have been no reportable events as that term is described in Item 304(a)(l)(v) of Regulation S-K, except that KPMG advised the Company of the following material weaknesses:

•                  A material weakness related to controls around the Company’s inventory process as of March 31, 2008, and

•                  The Company did not have adequately trained internal accounting resources as of March 31, 2008. The Audit Committee discussed the reportable events with KPMG. The Company authorized KPMG to respond fully to the inquiries of the successor accountant concerning the subject matter of the reportable events.

On April 3, 2008 the Audit Committee issued a request for proposal to determine the Company’s principal auditor for the year ending March 31, 2009. As a result of this process, the Audit Committee decided to select Grant Thornton LLP (“Grant Thornton”) as the Company’s principal auditor for the year ending March 31, 2009, subject to Grant Thornton’s customary client acceptance procedures. On July 22, 2008, the Audit Committee engaged Grant Thornton LLP to become the Company’s auditor (independent registered public accounting firm).

The Company did not engage Grant Thornton in any prior consultations during the Company’s fiscal years ended March 31, 2008 or March 31, 2007, or the subsequent period through the date of the filing of a current report on Form 8-K dated July 10, 2008, regarding either:  (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements; or (b) any matter that was the subject of either a disagreement or a reportable event (as defined in Item 304(a)(1)(v), respectively, of Regulation S-K). The Audit Committee then selected, and the Board of Directors approved, Grant Thornton LLP as the independent registered public accounting firm for the Company for the fiscal year ending March 31, 2009.

Required Vote

The proposal will be approved if a quorum is present and the number of votes cast in favor exceeds the number of votes cast against the proposal.

The Board of Directors unanimously recommends that stockholders vote FOR ratification of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the year ending March 31, 2010.

*****

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors, executive officers, and beneficial owners of more than 10% of a registered class of the Company’s equity securities, (collectively “Insiders”) to file reports with the SEC and the National Association of Securities Dealers, Inc. disclosing direct and indirect ownership of Common Stock and other equity securities of the Company and reports of changes in such ownership. Insiders are required by SEC regulation to provide the Company with copies of all Section 16(a) forms filed with the SEC. Based solely on review of copies of Section 16(a) reports received by the Company, and written representations that no other reports were required by the SEC, the Company believes Insiders have complied with all Section 16(a) filing requirements for the fiscal year ended March 31, 2009, except that Forms 3, 4 and 5 were not timely filed:  (a) by Andrew H. Jacobson for stock options granted on May 16, 2008 and on September 9, 2008; (b) by Deanna L. Spooner for stock options held on November 14, 2008 and for stock options granted on December 4, 2008; and except that Forms 4 and 5 were not timely filed (c) by Gerald R. Cysewski, Robert J. Capelli and Glenn D. Jenson for stock options granted on February 22, 2008; (d) by Michael A. Davis, Gregg W. Robertson, David I. Rosenthal and John T. Waldron for stock acquired on October 21, 2008; and except that Forms 4 were filed with incorrect information (e) by Michael A. Davis and John T. Waldron on December 1, 2008   All such reports were subsequently filed on the correct form or on a Form 5.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT and RELATED STOCKHOLDER MATTERS

The following tables set forth information regarding the beneficial ownership of the Company’s Common Stock as of July 13, 2009 by (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of the Common Stock of the Company and Common Stock equivalents, (ii) each of the Company’s executive officers named in the Summary Compensation Table appearing herein, (iii) each director and (iv) all directors and executive officers named in the Summary Compensation Table appearing herein as a group. The following tables set forth what such persons’ beneficial security ownership position would be assuming the exercise of all outstanding stock options and warrants, exercisable on July 13, 2009 or within 60 days of such date. All shares shown are subject to the named person’s sole voting and investment power except as noted.

Security Ownership of Certain Beneficial Owners

Name	Shares Beneficially Owned		Approximate Percent Owned

Michael A. Davis	870,894	(1)(2)	16.6%

VitaeLab AS, Helse AS, Telecom AS, Andres Kongsgaard Flaaten, Kenneth F. Bern, as a group (“Vitaelab Group”)	507,666	(3)	9.7%

(1)       Includes 83,125 shares over which Mr. Davis holds sole voting and investment power. Also includes 787,019 shares over which Mr. Davis holds shared voting and investment power, including 31,250 shares held by Mr. Davis’ spouse, Janet J. Johnstone (“Johnstone”); 175,000 shares held by the Skywords Family Foundation, a charitable foundation of which Mr. Davis and Johnstone are the sole directors; 100,000 shares held by trusts for the benefit of Mr. Davis’ and Johnstone’s minor children for which Mr. Davis is a co-trustee; and 480,769 shares held by the Michael Arlen Davis Charitable Lead Annuity Trust of which Mr. Davis is a co-trustee.

(2)       Includes options to purchase 750 shares of Common Stock held by a trust for the benefit of Mr. Davis, Johnstone & Mr. Davis’ descendents, of which Mr. Davis is a trustee.

(3)       Per Schedule 13D/A dated June 11, 2008, jointly filed by the reporting persons, due to certain affiliations and relationships among the reporting persons, such reporting persons may be deemed to beneficially own the same securities acquired by one of the reporting persons. Address is c/o VitaeLab AS, Enebakkveien, 117, 0680 Oslo, Norway.

Security Ownership of Management

Name	Shares Beneficially Owned	Ref	Approximate Percent Owned
Robert J. Capelli(1)	1,200	(2)	*
Gerald R. Cysewski(1)	115,227	(3)	2.2%
Michael A. Davis(1)	870,894	(4)(5)	16.6%
Andrew H. Jacobson(1)	131,056	(6)	2.5%
Glenn D. Jensen(1)	11,859	(7)	*
Gregg W. Robertson(1)	5,000	(8)	*
David I. Rosenthal(1)	5,875	(9)	*
Deanna L. Spooner (1)	500	(10)	*
John T. Waldron(1)	15,363		*
All directors and executive officers as a group (9 persons)	1,156,974	(11)	22.0%

*      Less than 1.0%

(1)   Address is c/o Cyanotech Corporation, 73-4460 Queen Kaahumanu Hwy., Suite 102, Kailua Kona, HI 96740.

(2)   Includes options to purchase 1,200 shares of Common Stock.

(3)   Includes options to purchase 2,700 shares of Common Stock.

(4)   Includes 83,125 shares over which Mr. Davis holds sole voting and investment power. Also includes 787,019 shares over which Mr. Davis holds shared voting and investment power, including 31,250 shares held by Mr. Davis’ spouse, Janet J. Johnstone (“Johnstone”); 175,000 shares held by the Skywords Family Foundation, a charitable foundation of which Mr. Davis and Johnstone are the sole directors; 100,000 shares held by trusts for the benefit of Mr. Davis’ and Johnstone’s minor children for which Mr. Davis is a co-trustee; and 480,769 shares held by the Michael Arlen Davis Charitable Lead Annuity Trust of which Mr. Davis is a co-trustee.

(5)   Includes options to purchase 750 shares of Common Stock held by a trust for the benefit of Mr. Davis, Johnstone & Mr. Davis’ descendents, of which Mr. Davis is a trustee.

(6)   Represents options to purchase 131,056 shares of Common Stock.

(7)   Includes options to purchase 1,200 shares of Common Stock.

(8)   Includes options to purchase 1,000 shares of Common Stock.

(9)   Includes options to purchase 750 shares of Common Stock.

(10) Includes options to purchase 500 shares of Common Stock.

(11) Includes options to purchase 139,156 shares of Common Stock.

Certain Relationships and Related Transactions

The Company entered into a contract in FY2009 with a “related party” that sells products which contain Cyanotech Corporation products. The related party is a 9.7% Cyanotech stockholder (the Vitaelab Group) which has earned rebates of approximately $225,000 on product purchases from the Company in FY2009. This contract has been extended through December 31, 2009. The Company believes that this type of contract and its terms are in the ordinary course of business in this industry. The related party was paid an additional $52,000 for marketing services; that contract expired in 2008.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No current member of the Company’s Compensation and Stock Option Committee is a current or former officer or employee of the Company or its subsidiaries and no executive officer of the Company was a member of the Compensation Committee of any corporation of which a member of the Company’s Compensation and Stock Option Committee is an executive officer.

EXECUTIVE OFFICERS OF THE REGISTRANT

The executive officers are elected by and serve at the pleasure of the Board. The executive officers and other key employees of Cyanotech as of March 31, 2009 are as follows:

Name	Age	Position
Andrew H. Jacobson	48	President and Chief Executive Officer, since May 16, 2008 when Gerald R Cysewski resigned these positions

Deanna L. Spooner	57

Chief Financial Officer, Vice President—Finance and Administration, Secretary and Treasurer as of November 14, 2008 when William R Maris resigned these positions; since January 2009, she served as Controller.

Gerald R. Cysewski, Ph.D	60	Executive Vice President and Chief Scientific Officer since May 16, 2008; previously he served as President and Chief Executive Officer.

Glenn D. Jensen	51	Vice President—Operations

Robert J. Capelli	49	Vice President—Sales and Marketing

Andrew H. Jacobson—Mr. Jacobson joined Cyanotech as a Director, as well as, President and Chief Executive Officer in May 2008. Mr. Jacobson has more than 23 years of experience in the natural products industry. He was President of the Personal Care division of the Hain Celestial Group. Hain is a leading natural and organic food and personal care products company with annual sales of approximately $1 billion. Previously at Hain, he was President of Natural Products. Mr. Jacobson joined Hain in 1997 through its acquisition of Westbrae Natural Foods where he was President.

Deanna L. Spooner —Ms. Spooner has served as Chief Financial Officer, Vice President—Finance & Administration, Secretary and Treasurer since November 14, 2008. She was previously the Controller of the Company since January 2008.  She has over 25 years of accounting and financial management experience in both the public and private sector; for established conglomerates and emerging businesses; and privately owned and publicly traded companies in varying industries.  Since leaving ADcom Information Services, Inc., a cable television ratings company in Deerfield Beach, FL in 2002 where she served as Chief Financial Officer and Chief Operating Officer, Ms. Spooner has worked in Hawaii and California providing financial consulting services to varied commercial enterprises and private individuals.  Ms. Spooner holds a B.A. degree in Business Administration/Accounting from University of Washington.

Gerald R. Cysewski, Ph. D.— Dr. Cysewski, Executive Vice President and Chief Scientific Officer, co-founded the Company in 1983 and served as a director of the Company since that time. From 1990 to May 16, 2008 Dr. Cysewski has served as President and Chief Executive Officer, as well as, Chairman of the Board. Prior to 1990 Dr. Cysewski served in various other capacities for the Company including Vice Chairman and Scientific Director. From 1980 to 1982, Dr. Cysewski was Group Leader of Microalgae Research and Development at Battelle Northwest, a major contract research and development firm. From 1976 to 1980, Dr. Cysewski was an assistant professor in the Department of Chemical and Nuclear Engineering at the University of California, Santa Barbara, where he received a two-year grant from the National Science Foundation to develop a culture system for blue-green algae. Dr. Cysewski received his doctorate in Chemical Engineering from the University of California at Berkeley.

Glenn D. Jensen—Mr. Jensen has served as Vice President—Operations since May 1993. He had been Production Manager since 1991. Mr. Jensen joined Cyanotech in 1984 as Process Manager. Prior to joining the Company, Mr. Jensen worked as a plant engineer at Cal-Alga, a spirulina production facility, near Fresno, California. Mr. Jensen holds a B.S. degree in Health Science from California State University, Fresno.

Robert J. Capelli—Mr. Capelli, has served as Vice President—Sales and Marketing since March 2002. He joined the Company in January 2002 as Director of Sales. Prior to joining Cyanotech, Mr. Capelli was Senior Sales Manager for Forecite-The Source, a division of Tree of Life, Inc. Mr. Capelli has over 19 years experience in the natural supplement industry.  He is the lead author of the book, Natural Astaxanthin, King of the Carotenoids and a co-author of the book, Spirulina, Natures’s SuperFood, as well as several articles on nutritional products that have appeared in industry trade journals.  Mr. Capelli holds a B.A. degree from Rutgers University.

COMPENSATION AND STOCK OPTION COMMITTEE REPORT

The Compensation and Stock Option Committee reviewed and discussed with senior management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K that follows. Based on that review and discussion, the Committee recommended and the Board of Directors concurred that such Compensation Discussion and Analysis be included in our Form 10-K and this proxy statement.

Compensation and Stock Option Committee of the Board of Directors.

John T. Waldron, Chairman
Gregg W. Robertson
Michael A. Davis

Compensation Discussion and Analysis

Who is responsible for determining appropriate executive compensation?

The Compensation Committee has the responsibility for recommending the total compensation program for the Company and its subsidiaries, subject to the approval of the Board. This included determining compensation for the past fiscal year 2009, as well as for the current fiscal year 2010, for the Cyanotech Corporation Named Executive Officers (“NEO’s”) the individuals named in the Summary Compensation Table herein:  (1) Andrew H. Jacobson, President and Chief Executive Officer of the

Company; (2) Deanna L. Spooner, Chief Financial Officer, Vice President-Finance and Administration, Secretary and Treasurer of the Company; (3) Gerald R. Cysewski, Ph.D., Executive Vice President and Chief Scientific Officer, (4) Glenn D. Jensen, Vice President-Operations and (5) Robert J. Capelli, Vice President-Sales and Marketing of the Company.

What are the objectives of the Company’s compensation programs?

The goals of the compensation program are to align compensation with business objectives and performance, and to enable the Company to attract, motivate and retain executives of outstanding ability, potential and drive commensurate with the size and development requirements of the Company. Key components include:

•  The Company pays competitively with comparable small companies with which the Company competes for talent. To ensure that pay is competitive, the Company compares its pay practices with these companies and sets its pay parameters based in part on this review.

•  The Company maintains annual incentive opportunities sufficient to provide motivation to achieve specific operating goals and to generate rewards that being total compensation to competitive levels.

•  The Company provides stock options for executive officers to ensure that they are motivated over the long term to respond to the Company’s business challenges.

The Compensation Committee endeavors to balance Company needs and values with the employees’ needs and believes that it is important that the Committee maintain this relationship.

What are the compensation programs designed to reward?

The Company’s compensation programs are designed to recognize and reward for the Company’s annual and long-term performance and individual performance that enhance shareholder value. To that end:

•  Company Performance.   The Compensation Committee considers each executive’s overall contribution to the Company’s long-term and short-term results and projections in relation to the Company goal of achieving sustainable profitability from sales of its products.

•  Individual Performance.   The Compensation Committee has not established specific individual goals. The Company has a small executive team of talented individuals with clear divisions of responsibility for achieving the Company’s goals. The Compensation Committee evaluates the Chief Executive Officer as a committee or in conjunction with the other independent members of the Board of Directors (as determined by the full Board). That evaluation entails a review of the Chief Executive Officer’s Letter Agreement and his performance and progress towards achieving sustainable profitability through improved long-term and short-term results attributable directly and indirectly to his efforts. The Compensation Committee or the full Board (excluding the Chief Executive Officer) acting with the Committee or upon its recommendations also considers relative shareholder return over the same period and chief executive compensation for similar-sized companies with similar results within the relevant geographic and industry area. For other NEO’s, the Compensation Committee considers a performance assessment and base salary recommendation from the Chief Executive Officer. The performance evaluations of these executives are based on an overall assessment of each executive’s contribution to the Company’s long-term and short-term results and projections in relation to the Company goal of achieving sustainable profitability from sales of its products. The compensation for the Vice President-Sales includes a direct commission-based component.

What are the elements of executive compensation?

The elements of the Company’s executive compensation include:

•  Base salary and bonus, if awarded.

•  Incentive stock option grants.

How is base salary determined?

The base salaries of the executive officers are determined initially on the basis of one or more salary surveys conducted by third parties as well as surveys of biopharmaceutical companies both nationally and more specifically in the Western United States obtained from public information such as filings with the Securities and Exchange Commission. Based on such surveys, the executive officers’ salaries are set within the ranges of the surveys targeted at the median; the exact level is determined after the Committee considers the experience and capability of the executive officer, the level of responsibility and the needs of the Company.

What were the base salary increases for fiscal year 2009?

Upon acceptance by Ms. Spooner of the position of Chief Financial Officer, Vice President—Finance and Administration, Secretary and Treasurer as of November 14, 2008, the annual compensation for that position was increased to $150,000 per year, subject to approval, which was granted, by the Company’s senior debt holder.

Are bonuses paid to executive officers?

The Committee believes that, as a general rule, annual compensation in excess of base salaries should be dependent on the employee’s performance and the Company’s performance, and should be awarded based on recommendations of the Committee, and in the discretion of the Board. Accordingly, at the beginning of a fiscal year, the Committee may adopt an incentive plan for executive officers and other key management personnel under which executive officers and other key management personnel may earn bonuses, provided the Company achieves or exceeds the pre-tax net income goal established for the year.

The net income goal is established in part on the basis of an annual operating plan developed by management and approved by the Board of Directors. The annual operating plan is designed to maximize profitability, within the constraints of economic and competitive conditions, some of which are outside the control of the Company, and is developed on the basis of:  (i) the Company’s performance in the prior year; (ii) estimates of sales revenue for the plan year based upon recent market conditions and trends and other factors which, based on historical experience, are expected to affect the level of sales that can be achieved; (iii) historical operating cost and cost savings that management believes can be achieved; and (iv) competitive conditions faced by the Company. Taking all of these factors into account, as part of the operating plan, bonus awards are determined and fixed at what is believed to be a realistic level so as to make the incentives meaningful to executives and to avoid penalizing executives and other key management personnel for conditions outside of their control.

In certain instances, bonuses may be awarded not only on the basis of the Company’s overall profitability, but also on the achievement by an executive of specific objectives within his or her area of responsibility. For example, a bonus may be awarded for an executive’s efforts in achieving greater than anticipated cost savings, or establishing new or expanded markets for the Company’s products. Typically, the maximum bonus that may be awarded for achievement of specific objectives is determined at the beginning of the year to provide the requisite incentive for such performance.

As a result of such performance-based criteria, executive compensation, and the proportion of each executive’s total cash compensation that is represented by incentive or bonus income, may increase in those years in which the Company achieves the anticipated level of growth and profitability. On the other hand, in years in which the Company experiences less than anticipated growth, bonuses and total executive compensation should be lower or not awarded.

As approved under the terms and conditions of the Company’s agreement with its senior debt holder, and as reported herein, the Company’s former Chief Financial Officer, Executive Vice President and Chief Scientific Officer, Vice President—Operations and Vice President—Sales and Marketing were each awarded a bonus of $5,000 in September 2008.

What is the Company’s incentive stock option program?

The 2005 Stock Option Plan (the “2005 Plan”) rewards select executives and key employees as an incentive for them to join or remain in the service of the Company. The Compensation and Stock Option Committee administers the Plan.

How does the Company award stock option grants?

The Committee generally intends to make stock option grants on an annual basis. Each grant is designed to align the interests of the executive officers with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant generally allows the executive officer to acquire shares of the Company’s Common Stock at a fixed price per share (usually the market price on the date of grant) over a specified period of time (up to 10 years), thus providing a return to the executive officer only if he or she remains in the employ of the Company and the market price of the shares appreciate over the option term. The size of the option grant to each executive officer generally is set at a level that is intended to create a meaningful opportunity for stock ownership based upon the individual’s current position with the Company, but also taken into account are the size of comparable awards made to individuals in similar positions in the industry as reflected in external surveys, the individual’s potential for future responsibility and promotion over the option term, the individual’s personal performance in recent periods and the number of options held by the individual at the time of grant. Generally, as an executive officer’s level of responsibility increases, a greater portion of his or her total compensation will be dependent upon Company performance and stock price appreciation rather than base salary. The relative weight given to these factors varies with each individual, in the sole discretion of the Committee.

What perquisites and other personal benefits do executive officers have?

None

Do executive officers have change-in-control agreements?

The Company’s Chief Executive Officer under a Letter Agreement stating terms of employment dated May 16, 2008, includes terms which would result in full vesting of all outstanding options should a change in control, as defined in the Letter Agreement, occur and if he is also terminated other than for cause, a severance payment equal to twice his then-annual salary. Additionally, provisions are contained in the 2005 Stock Option Plan concerning acceleration of stock options when a Change in Control or a Corporate Transaction, as defined in such Plan, occurs unless the outstanding options are assumed or replaced by the successor corporation with comparable, equalized options or a cash incentive program in accordance with the terms of the 2005 Stock Option Plan.

How was the Chief Executive Officer’s compensation determined last fiscal year?

The compensation payable to Mr. Jacobson, the Company’s Chief Executive Officer was determined by the Committee and was set forth in a Letter Agreement stating terms of employment dated May 16, 2008.  Base salary was set at a level which the Board felt would be competitive with the base salary levels in effect for chief executive officers at similarly-sized companies within the industry of $335,000 annually, plus eligibility for performance-based bonuses in fiscal years 2010 and 2011.  Additionally, stock options to purchase shares equivalent to approximately 7.5% of the Company’s outstanding common stock were also granted under the Letter Agreement and are included in the Summary Compensation and Fiscal Year-End Option Value tables herein.

The material in the heading “Compensation Discussion and Analysis” and the Report of the Audit Committee are not “soliciting material,” and are not deemed “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and are not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in such filing.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following table sets forth the compensation paid or accrued by the Company to the Chief Executive Officer and all executive officers of the Company who earned more than $100,000 for services rendered in all capacities to the Company (hereinafter referred to as the “named executive officers”) for the fiscal years ended March 31, 2009, 2008, and 2007.

SUMMARY COMPENSATION

		ANNUAL COMPENSATION
Name And Principal	Fiscal			Option	All
Position	Year	Salary	Bonus	Awards(1)	other	Total
Andrew H. Jacobson,	2009	$293,125	—	$114,364	—	$407,489
President and Chief Executive Officer(2)	2008	—	—	—	—	—
	2007	—	—	—	—	—

Deanna L. Spooner	2009	$115,096	—	$2,758	—	$117,854
Chief Financial Officer and Vice	2008	$15,833	—	—	—	$15,833
President of Finance and Administration(3)	2007	—	—	—	—	—

Gerald R. Cysewski,	2009	$130,000	$5,000	$225	—	$135,225
Executive Vice President and Chief	2008	$130,000	—	—	—	$130,000
Scientific Officer(4)	2007	$130,000	—	—	—	$130,000

Glenn D. Jenson	2009	$97,000	$5,000	$225	—	$102,225
Vice President of Operations	2008	$100,091	—	—	—	$100,091
	2007	$92,881	—	—	—	$92,881

Robert J. Capelli	2009	$126,979	$5,000	$225	—	$141,000
Vice President of Sales	2008	$103,814	—	—	—	$103,814
	2007	$101,738	—	—	—	$101,738

William R. Maris	2009	$92,000	$5,000	—	—	$97,000
Chief Financial Officer and Vice	2008	$128,077	$20,000	—	—	$148,077
President of Finance and Administration(5)	2007	$104,616	—	—	—	$104,616

(1)	In connection with stock option awards, which the Company reports in accordance with SFAS No. 123R, requires compensation expense to be recorded in the Company’s financial statements for fiscal 2009.

(2)	Mr. Jacobson was appointed to these positions effective May 16, 2008

(3)	Deanna L. Spooner was appointed to these positions effective November 14, 2008.

(4)	Dr. Cysewski resigned as President and Chief Executive Officer effective May 16, 2008. He remains a Director of Cyanotech and serves as Executive Vice President and Chief Scientific Officer.

(5)	William R. Maris resigned these positions effective November 14, 2008.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information about our common stock that may be issued upon the exercise of options and rights under all of our existing equity compensation plans as of March 31, 2009, including the 2005 Stock Option Plan and 2004 Non-Employee Director Stock Option and Stock Grant Plan. The 2005 Stock Plan was approved by the stockholders on August 22, 2005, replacing the Company’s terminated 1995 Stock Plan, and amended by stockholders on September 9, 2008 to increase to 700,000 the total number of shares authorized for issuance.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options and Rights (a)(#)	Weighted Average Exercise Price of Outstanding Options (b)($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans Excluding Securities Reflected in Column (a)(c)(#)
Equity Compensation Plans Approved by Stockholders	509,721	$2.11	268,157
Equity Compensation Plan Not Approved by Stockholders(1)	5,000	$10.20
Total	514,721		268,157

(1)   Warrants issued in conjunction with Term Loan April 2000, expire April 2011.

OPTION GRANTS IN FISCAL YEAR 2009

The Company granted 443,168 stock options under the 2005 Stock Option Plan for the fiscal year ended March 31, 2009.

FISCAL YEAR-END OPTION VALUES

The following table provides information with respect to the named executive officers concerning the number and value of unexercised options held at year end. No SARs have been granted under the Company’s 2005 Stock Plan.

	Shares Acquired on Exercise	Value Realized	Number of Shares of Common Stock Underlying Unexercised Options at FY-End (#)		Value of Unexercised In-The-Money Options at FY-End ($)(1)
Name	(#)	($)	Exercisable(4)	Unexercisable	Exercisable	Unexercisable
Andrew H. Jacobson (2)	0	$0	0	393,168	$0	$78,634
Gerald R. Cysewski(3)	0	$0	2,700	1,800	$82	$738
Deanna L. Spooner(4)	0	$0	500	54,500	$205	$26,345
Robert J. Capelli(5)	0	$0	1,200	1,800	$82	$738
Glenn D. Jenson(5)	0	$0	1,200	1,800	$82	$738

(1)   Refers to the market value of shares covered by in-the-money options on March 31, 2009 which was $2.01, less the option exercise price. Options are not in-the-money if the market value of the shares covered thereby is less than the option exercise price.

(2)  Options to purchase 131,056 shares granted on May 16, 2008 and vested as to 100% on May 16, 2009. Options to purchase 262,112 shares granted on September 9, 2009 vest as to 50% on May 16, 2010 and 50% on May 16, 2011. All options were granted under the 2005 Stock Plan.

(3)   Options to purchase 2,500 shares remain exercisable granted under 1995 Stock Plan; however, the options are not “in-the-money” at March 31, 2009. Options to purchase 2,000 shares were granted on February 22, 2008 under the 2005 Stock Plan of which 200 became exercisable at March 31, 2009. The options vest and become exercisable over 4 years of continuing employment in increasing annual installments (10%, 20%, 30%, 40%) beginning one year after the grant date.

(4)   Options to purchase 5,000 shares granted on February 22, 2008 and 50,000 shares granted on December 4, 2008, all under the 2005 Stock Plan. The options vest and become exercisable over 4 years of continuing employment in increasing annual installments (10%, 20%, 30%, 40%) beginning one year after the grant date.

(5)   Options to purchase 1,000 shares remain exercisable granted under the 1995 Stock Plan, however, the options are not “in-the-money” at March 31, 2009. Options to purchase 2,000 shares were granted on February 22, 2008 under the 2005 Stock Plan of which 200 are exercisable at March 31, 2009. The options vest and become exercisable over 4 years of continuing employment in increasing annual installments (10%, 20%, 30%, 40%) beginning one year after the grant date.

Report of the Audit Committee of the Board of Directors

The Audit Committee, which met four (4) times in fiscal 2009, reviewed and discussed the Company’s audited financial statements with management. The Audit Committee discussed with Grant Thornton LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by Statement of Auditing Standards No. 114, “Communication with Audit Committees,” which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements. The Audit Committee also received written disclosures and the letter from Grant Thornton LLP required by Independence Standards Board Standard No. 1, which relates to the independent registered public accounting firm’s independence from the Company and its related entities.

The Audit Committee is governed by the Audit Committee Charter adopted by the Board of Directors, a copy of which was attached as Exhibit A to the 2004 Proxy Statement and is available on the Company’s website at www.cyanotech.com. Pursuant to such Charter, the Audit Committee has the following primary responsibilities:

1)

Review the performance of the independent registered public accounting firm and make recommendations to the Board of Directors regarding the appointment or termination of the independent registered public accounting firm;

2)

Confer annually with the independent registered public accounting firm concerning the scope of their examinations of the books and records of the Company and its subsidiaries; reviewing and approving the independent registered public accounting firm’s annual engagement letter, and authorizing the independent registered public accounting firm to perform such supplemental reviews or audits as the Committee may deem desirable;

3)	Review the range and cost of audit and non-audit services performed by the independent registered public accounting firm;

4)

Review the Company’s audited financial statements and the independent registered public accounting firm’s opinion rendered with respect to such financial statements, including reviewing the nature and extent of any significant changes in accounting principles or the application thereof;

5)	Review the adequacy of the Company’s systems of internal controls.

The firm of Grant Thornton LLP, an independent registered public accounting firm, served as the Company’s independent registered public accounting firm for the fiscal year ended March 31, 2009. As stated in Proposal Two, the Audit Committee has selected and the Board has approved Grant Thornton to serve as the Company’s independent registered public accounting firm for the fiscal year ended March 31, 2010.

Audit services provided by Grant Thornton consisted of the examination of the Company’s annual financial statements and services related to filings with the SEC as well as their review of the Company’s quarterly financial statements. All fees paid to Grant Thornton were reviewed and considered for independence by the Audit Committee. In addition, the Audit Committee (i) discussed with Grant Thornton the qualification of the partners and managers assigned to the Company’s audit, (ii) reviewed with Grant Thornton the quality control system for the US accounting and audit practice to provide reasonable assurance that the audit was conducted with professional standards, and (iii) confirmed with Grant Thornton that there was appropriate continuity of personnel working on our audits and availability of national office consultation.

Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited financial statements be included in the  Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2009.

Submitted by the Audit Committee of the Company’s Board of Directors.

David I. Rosenthal, Chairman
Gregg W. Robertson
John T. Waldron

Independent Registered Public Accounting Firm’s Fees

Audit Fees

The aggregate fees billed by Grant Thornton LLP, our independent registered public accounting firm, for professional services rendered for the audit of the Company’s annual financial statements and timely quarterly reviews for the fiscal year ended March 31, 2009 were $356,000.

The aggregate fees billed by KPMG LLP, our independent registered public accounting firm, for professional services rendered for the audit of the Company’s annual financial statements and timely quarterly reviews for the fiscal year ended March 31, 2008 were $341,000.

Audit Related Fees

There were not audit related fees billed by Grant Thornton LLP for the fiscal year ended March 31, 2009.

Audit related fees billed by KPMG LLP for the fiscal years ended March 31, 2009 and 2008 were $5,000 and $0, respectively.

Tax Fees

The aggregate fees billed by Grant Thornton for tax services rendered to the Company, for the fiscal year ended March 31, 2009, were $5,000.

The aggregate fees billed by KPMG LLP for tax services rendered to the Company, for the fiscal years ended March 31, 2008, were $9,000.

All Other Fees

There were no other fees billed by Grant Thornton for the fiscal year ended March 31, 2009.

There were no other fees billed by KPMG LLP for the fiscal year ended March 31, 2008

The Audit Committee has considered and does not believe the provision of all other services by the Company’s registered public accounting firm is incompatible with maintaining Grant Thornton LLP’s independence.

A representative of Grant Thornton LLP is expected to attend the 2009 Annual Meeting of Stockholders, and will have an opportunity to make a statement and to respond to appropriate questions from Stockholders.

STOCKHOLDER PROPOSALS AND NOMINATIONS

Stockholders who wish to present proposals in accordance with Rule 14a-8 of Regulation 14A under the Securities Exchange Act of 1934 which they desire to be considered at the 2010 Annual Meeting of Stockholders must timely submit such proposals in order that they will be received by the Company no later than March 31, 2010. Any such stockholder proposal must be mailed to the Company’s principal executive offices, 73-4460 Queen Kaahumanu Hwy., Suite 102, Kailua-Kona, Hawaii 96740, Attention: Corporate Secretary. However, submission of a proposal does not assure the proponent that the proposal will be included in the Company’s 2010 proxy materials because all applicable rules of the Securities and Exchange Commission (“SEC”) must be followed by both the proponent and the Company.

In addition, the Company’s Bylaws provide a procedure for stockholders to propose a matter (other than a matter brought pursuant to SEC Rule 14a-8) at a meeting of stockholders, or to nominate a person or persons as a director.  Procedurally, eligible stockholders must submit for actual receipt by the Company, Attention Corporate Secretary, at its principal executive office, any proposal or nomination within 120-150 days prior to the anniversary date of the prior year’s annual meeting of stockholders.  In the case of the Company’s 2010 Annual Meeting, such proposals or nominations by eligible stockholders pursuant to our Bylaws (and not pursuant to SEC Rule 14a-8) must be received no later than May 10, 2010 and no earlier than April 10, 2010, unless our Annual Meeting date occurs more than 30 days before or after September 9, 2010.  In that case, we must receive proposals not earlier than the close of business 120 days prior to the date of the annual meeting and not later than 90 days prior to the date of the annual meeting, or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the tenth day following the day on which public announcement of the date of such meeting is first made by the Company.

To be in proper form, a stockholder’s notice must include the specified information concerning the proposal or nominee, as well as the stockholder and possibly affiliated persons, as described in our Bylaws.  A stockholder who wishes to consider submitting a proposal or nomination is encouraged to seek independent counsel about our Bylaw requirements and procedures, as well as SEC requirements and procedures.  The Company will not consider any proposal or nomination that does not meet all requirements of our Bylaws and of the SEC.  The Company also reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

OTHER MATTERS

At the date of this Proxy Statement, the Board of Directors does not know of any business to be presented for consideration at the meeting other than those set forth herein and in the Notice accompanying this Proxy Statement. If any other business should properly come before the meeting, the shares represented by Proxies may be voted in accordance with the judgment of the persons named in such proxies.

Cyanotech Corporation’s annual report to the Securities and Exchange Commission on Form 10-K, including financial statements and financial statement schedules, for the most recent fiscal year, accompanies these proxy materials. Additional copies may be obtained by downloading from the Company’s website (www.cyanotech.com), including Exhibits to the Form 10-K. Paper copies of the six (6) Exhibits identified in the Form 10-K, Item 15(b) with an asterisk (*) will be furnished upon request from persons making a good faith representation that they were a beneficial owner of the Company’s securities on July 13,2009, and upon payment to the Company of its reasonable expenses for furnishing such copies (which will be the lesser of $60 per set or $0.68 per page for those requesting less than a full set). Such written requests should be addressed to: Deanna L. Spooner, Secretary, Cyanotech Corporation, 73-4460 Queen Kaahumanu Hwy., Suite 102, Kailua-Kona, HI 96740.

The Annual Report to the Stockholders of the Company, for the fiscal year ended March 31, 2009, including financial statements, is enclosed with this proxy statement.

You are most cordially invited to attend this meeting in person. However, whether or not you plan to attend the meeting, please sign, date and return the enclosed proxy as promptly as possible in the envelope provided. This will not prevent you from voting in person at the meeting if you so desire.

By Order of the Board of Directors

/s/ Deanna L. Spooner
Secretary

Kailua-Kona, Hawaii
July 29, 2009

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A     Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1.	Election of Directors:	For	Withhold		For	Withhold		For	Withhold

	01 - Gerald R. Cysewski	☐	☐	02 - Michael A. Davis	☐	☐	03 - Andrew H. Jacobson	☐	☐

	04 - Gregg W. Robertson	☐	☐	05 - David I. Rosenthal	☐	☐	06 - John T. Waldron	☐	☐

							For	Against	Abstain
2.	To ratify the selection of Grant Thornton LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending March 31, 2010.						☐	☐	☐

3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before this meeting.

B     Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please date this proxy and sign it exactly as your name or names appear on your share. If signing as an attorney, executor, administrator, guardian or trustee, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer or officers.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — CYANOTECH CORPORATION

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD WEDNESDAY, SEPTEMBER 9, 2009

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Deanna L. Spooner and Andrew H. Jacobson and each of them (with full power to act without the other), as proxies, each having full power to substitute, to represent and to vote, as designated below, all shares of stock of Cyanotech Corporation which the undersigned would be entitled to vote if personally present at the Annual Meeting of the Corporation to be held Wednesday, September 9, 2009, at the Sheraton Keauhou Bay Resort & Spa, 78-128 Ehukai Street, Kailua-Kona, Hawaii, USA 96740 at 3:00 P.M. prevailing local time, and any adjournment thereof, with respect to matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated July 29, 2009.

All other proxies heretofore given by the undersigned to vote shares of stock of Cyanotech Corporation which the undersigned would be entitled to vote if personally present at the Annual Meeting or any adjournment thereof are hereby expressly revoked. This proxy may be revoked at any time prior to the voting hereof as set forth in the Proxy Statement.

Please sign and date this proxy and return in promptly whether you expect to attend the meeting or not. If you do attend the meeting you may vote in person.

Electronic Voting Instructions

You can vote by Internet or telephone! Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on September 9, 2009.

Vote by Internet

•   Log on to the Internet and go to www.envisionreports.com/CYAN

•   Follow the steps outlined on the secured website.

Vote by telephone

•        Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.

•   Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card	123456	C0123456789	12345

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A     Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.

1.	Election of Directors:	For	Withhold		For	Withhold		For	Withhold

	01 - Gerald R. Cysewski	☐	☐	02 - Michael A. Davis	☐	☐	03 - Andrew H. Jacobson	☐	☐

	04 - Gregg W. Robertson	☐	☐	05 - David I. Rosenthal	☐	☐	06 - John T. Waldron	☐	☐

		For	Against	Abstain
2.	To ratify the selection of Grant Thornton LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending March 31, 2010.	☐	☐	☐

3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before this meeting.

B     Non-Voting Items

Change of Address — Please print new address below.

C     Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please date this proxy and sign it exactly as your name or names appear on your share. If signing as an attorney, executor, administrator, guardian or trustee, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer or officers.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — CYANOTECH CORPORATION

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD WEDNESDAY, SEPTEMBER 9, 2009

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Deanna L. Spooner and Andrew H. Jacobson and each of them (with full power to act without the other), as proxies, each having full power to substitute, to represent and to vote, as designated below, all shares of stock of Cyanotech Corporation which the undersigned would be entitled to vote if personally present at the Annual Meeting of the Corporation to be held Wednesday, September 9, 2009, at the Sheraton Keauhou Bay Resort & Spa, 78-128 Ehukai Street, Kailua-Kona, Hawaii, USA 96740 at 3:00 P.M. prevailing local time, and any adjournment thereof, with respect to matters set forth below and described in the Notice of Annual Meeting and Proxy Statement dated July 29, 2009.

All other proxies heretofore given by the undersigned to vote shares of stock of Cyanotech Corporation which the undersigned would be entitled to vote if personally present at the Annual Meeting or any adjournment thereof are hereby expressly revoked. This proxy may be revoked at any time prior to the voting hereof as set forth in the Proxy Statement.

Please sign and date this proxy and return in promptly whether you expect to attend the meeting or not. If you do attend the meeting you may vote in person.